UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
February 24, 2010
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On February 24, 2010, General Growth Properties, Inc. issued a press release announcing the $2.625 billion proposed equity commitment from Brookfield Asset Management (“Brookfield”) on the terms set forth in the Brookfield Investment Fundamentals dated February 24, 2010. A copy of such press release and the letter from Brookfield, including such Investment Fundamentals, are being furnished as Exhibit 99.1 and 99.2, respectively, of this report and are hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
99.1	Press release titled “General Growth Properties announces $2.625 billion proposed equity commitment from Brookfield Asset Management” dated February 24, 2010.

99.2	Letter from Brookfield Asset Management LLC to General Growth Properties including the Investment Fundamentals dated February 24, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
	By:	/s/ Edmund Hoyt
Edmund Hoyt
Date: February 24, 2010		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name
99.1	Press release titled “General Growth Properties announces $2.625 billion proposed equity commitment from Brookfield Asset Management” dated February 24, 2010.

99.2	Letter from Brookfield Asset Management LLC to General Growth Properties including the Investment Fundamentals dated February 24, 2010.